
Crime and Terrorism Prevention
Industry's leading Proactive Intelligence Solutions provider, Xalted is dedicated in preventing the magnitude and effect of global crime and terrorism
New York | 9/11
London | 7/7
Mumbai | 26/11

KranemXalted

Your Trusted Partner, Behind The Scenes

Cyber Security Finance Forum
October 2011

DISCLAIMER

This presentation includes or incorporates by reference statements that constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements relate to future events or to our future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. In some cases, you can identify forwardlooking statements by the use of words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” or the negative of these terms or other comparable terminology. You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties, and others factors which are, in some cases, beyond our control and which could materially affect actual results, levels of activity, performance or achievements. These risks and uncertainties include, but not limited to, the factors mentioned in the “Risk Factors” section of our Current Report on Form 8-K/A filed on July 29, 2011, and other risks mentioned in our other reports filed with the Securities and Exchange Commission (“SEC”). Copies of filings made with the SEC are available through the SEC’s electronic gathering analysis retrieval system at www.SEC.gov.

The forward-looking statements contained in this presentation are made only as of this date, and Kranem Corporation is under no obligation to revise or update these forward-looking statements.

Overview

- Leading Provider of Data Analytics and Visualization Software
- Focused on Law Enforcement, HLS and Intelligence Markets
- Company Founded June 2000 – HQ Office in Menlo Park, CA
- Consistent Revenue Growth and Profitability
- VC Backed With Over $43 Million Invested
- 140 employees
- U.S. Publicly-Traded Company (KRAN:OTCBB)

What We Do

Prevent Crime and Terrorism by Providing Intelligence & Analytical Software Solutions that...

- Monitor digital communications of gangs/terrorists in real-time
- Perform complex link analysis, visualization and geospatial tracking
- Perform data collection and mining across multiple sources
- Build and analyze social network analysis of suspects
- Continuously monitor all unusual activities of foreign elements, notorious locations and blacklisted countries
- Locate criminals and suspects, verifies and substantiates information received from informers

Investment Highlights

- Proven Technology – Prevented/Solved 15 Terrorist and Kidnapping Cases
- Robust Technology -- Telecom, Internet, Interception and Networking Domains
- Track Record of Revenue Growth and Profitability
- Current Backlog and Strong Pipeline
- Seasoned Management Team and Advisory Board
- Large and Growing Markets on a Global Scale
- Technology Milestones Achieved
  - Oracle Benchmark: complex predictive analysis on four billion Call Detail Records analyzed on an Oracle Exadata in less than 3 minutes
  - Over 20 billion call data records per day and archiving, searching and retrieval over eight trillion records
- $43 M Invested to Date From Premiere VCs and Funds
  - Charters Ventures, Empire Capital, Galaxy Ventures, Granite Ventures

Law Enforcement & Intelligence Pain Points

- Data Overload
- Reduced Manpower Creates Need for Technology Solutions
- Structured and Unstructured Data Analytics Requirements
- Multiple Information Sources
- Requirement for Real Time Link and Pattern Analysis
- Huge Data Processing Demands
- Real Time Tracking Needs

Xalted Solves These Challenges


Victim Data
Suspect Data
Criminal Data
Case Related Data

- *Solves data management problems reducing the time and efforts drastically*
- *Records data in most organized way*
- *Maintains, manages and updates details of suspects, gangs, cases, locations with great ease*

- *Monitor multiple data sources*
- *Access data easily and automatically*
- *Acquire, store and manage huge amount of data with minimum attention.*


Monitor Acquisition

Perform Complex Analysis on Huge Data Sets



Suspect 3
Other Entity1
Common Suspect 1 (Mediator)
Common Suspect 2 (Mediator)
Other Entity 2
Suspect 1
Suspect 4
Suspect 2

- *Perform complex linking exercise in a matter of minutes*
- *Build and analyze social network analysis of suspects*
- *Save valuable resources wasted in gathering info from several databases*



Number	IMEI
9761701l224	357000000000004004
	357000000000004035
	357000000000004000
	357000000000004004
	357000000000004003



IMEI	Number
357000000000002002	9967332885
	9987839264
	9892265721
	9890718872

- *Find out list of suspects sharing a common object*
- *Which may include handsets, SIM cards etc.*

Monitor, Observe, Visualize


Location Map
Bar Chart
CDR Call Details
Time Sequence
Suspect 1

- ***Monitor a suspect's records with minimum efforts***
- ***Identify the patterns in communication***
- ***Visualize using the most innovative tools available***

- ***Link the suspects across the gangs and cases***
- ***Reveal the hidden linkages to bring out diverse aspects of case***



Focus on Core Investigative Issues


Calling Number
Called Number
Calling Location
Called Location
Other Number
Chat ID

- *Build your own search query*
- *Bring out the non-obvious facts to solve a case*
- *Identify and analyze the patterns based on configurable parameters*

- *Monitor the unusual activities of foreign elements*
- *Track notorious locations and blacklisted countries*
- *Monitor unusual communication behavior involving foreign nations*



Locate, Monitor and Track



Montana
North Dakota
South Dakota
Oregon
Wyoming
Nebraska
Nevada
Utah
Colorado
Kansas
Arizona
New Mexico
Texas



00:00 To 06:00
06:00 To 12:00
12:00 To 18:00
18:00 To 24:00
Suspect No.: XXXXXXXXXX
DD:MM:YY 08:14:00
Location: XYZ
Location 4
Location 3
Location 2
Location 1
Day 1
Day 2
Day 3

- ***Locate the criminals and suspects***
- ***Verify and substantiate information received from your informers***
- ***Monitor the suspects' activities in real-time***
- ***Arrest the criminals at the right time at the right spot***

Homeland Security



Call Detail Record
IP Detail Record
Subscriber Detail Record
Reference Data
Data feed from front End Devices
Intercept Related Information/ Call Content
Judiciary
Xalted InteliCENTER
Structured Data
Unstructured Data
Passport Info System
DMV Info System
Social Security Info System
LEA'S Info System
Government info System
Border/ Coastal Security Info System
Banking Info System
Data Warehousing & Mining
Online Analytical Process
Reporting Systems & Queries
Alerts & Feedback
Proactive Intelligence
National Level LEA

Clients

SELEX
Sistemi Integrati
A Finmeccanica Company

Fastweb

TIM
Você, sem fronteiras.

NEPAL TELECOM

IBM

TELECOM
ITALIA

hello! nepal GSM

BSNL
Connecting India

GOA POLICE
Help Us To Help You

Strategic Partnerships

System Integrators
- IBM
- Siemens
- HCL
- Wipro
- Tech Mahindra
- ORG

Technology Vendors
- Oracle
- Varsant
- Redhat
- Resi

Network Equipment Providers
- Alcatel
- Ericsson
- Siemens
- ZTE
- Motorola
- Nokia
- Huawei

Experienced and Broad Management Team

- **Ajay Batheja**: CEO
  - 30 years experience in international Sales and Marketing for various technology companies, such as Rockwell International, OAZ Communications, Incoda Corporation and Ricoh Corporation.
- **Edward Miller**: CFO & Assistant Secretary
  - 30 years experience in international Finance and Operations with technology companies as General Instrument, SteriGenics International, Digital Video Systems, and MUSIC Semiconductor.
- **Luigi Caramico**:VP Corporate Strategy
  - 20 years of Software Design and Corporate Strategy experience in computer security with companies such as DRS Lab, Inc., Intelligentias, and Systeam Italy SpA. He holds 5 patents for software design.
- **Chris Rasmussen**: General Counsel & Secretary
  - 35 years experience in Corporate Law, previously Chris has served as Assistant General Counsel with Pacific Bell and General Counsel for Quantros, Inc., Klaus Technologies, and Cummins West.

Market Size and Drivers

- Security/Intelligence Data Analytics Market Estimated at $2 Billion, Growing 20% Annually
- Increasing Use of Mobile Communications and Social Media by Terrorist and Criminal Organizations
- Tidal Wave of Unstructured Data (voice, email, video) Drives Innovation in Data Mining Technologies
- Requirements for Real-Time Data Collection and Analysis to Generate "Actionable Intelligence"
- "Dual-Use" Applications in the Government and Commercial Sectors

Competitive Magic Quadrant for Analyticals


Challengers
Leaders
Niche Players
Visionaries
Nice
I2 Groups
Kommlabs
Xalted
Verint
Palantir
Ability to Execute
High
Low
Low
High
Completeness of Vision
i2 Groups
Xalted
Nice Systems
Kommlabs
Palantir
Verint

Competitive Edge

Solves all disparate Data Management Problems

- Extract knowledge from diverse data sources
- Analyze and synchronize with previously stored cases and suspect records
- Manages structured and unstructured data
- Continuous enrichment of knowledge
- Parallel file access and data archiving for optimal storage and retrieval

Provides you with an array of advanced Visualization & Reporting tools

- Provides tools like Trend Analysis, Dashboards, Reports, Alarms, Alerts etc.
- Social Network Analysis: Builds networks and sub-networks of entities
- Advanced strategic modeling through customizable What-if Scenarios

Assists Key Decision-makers in formulating Strategies and Control outcomes

- Preemptive Prediction and Control of Outcomes
- Seamless Investigation Process
- Conducts real-time and historical analysis
- Empowers key decision-makers in formulating their strategies and processes

Empowers Investigative Officers with strong Tactical Analysis tools

- Identification of common suspects across events and cases
- Offers focused investigation techniques for specific crime types
- Performs all tactical analysis for operational usage

Financials

	Actual FY2009	Actual FY2010
Xalted Revenue	$5,309,082	$7,922,315
Acquisition Revenue (Potential)	$0	$0
Total Revenue	**$5,309,082**	**$7,922,315**
Cost of Revenue - Xalted	$2,278,196	$4,075,434
Cost of Revenue - Acquisition	$0	$0
Contribution Margin - $	**$3,030,886**	**$3,846,881**
Contribution Margin - %	57.1%	48.6%
Research & Development	$999,050	$1,002,980
Marketing & Sales	$509,287	$418,451
General & Administrative Exp.	$1,093,036	$545,648
Total Operating Expenses	**$2,601,373**	**$1,967,079**
Operating Income -$	**$429,513**	**$1,879,802**
Operting Income - %	8.1%	23.7%
Interest Expense	$75,255	$20,634
Other Expenses/(Income)	($439,459)	($416,378)
Income Before Taxes	**$793,717**	**$2,275,546**

Growth Strategy

- **Extend Platform Into Other Cities in India and Middle East**

- **Leverage Success into Other Regions**
  - EMEA, U.S., Asia

- **Offer Complementary Security Technologies to Existing Client Base**

- **Establish Local Presence in U.S. Through Acquisitions**
  - Leverages public currency

Investment Terms

- **Pre-money valuation: $50M**
- **Amount being raised: $15M (two tranches)**
- **Use of proceeds: Sales & Marketing, Acquisition**
- **Key terms: Available Upon NDA**
- **Timing: First Tranche: Dec '11**



Thank You

KranemXalted

Your Trusted Partner, Behind The Scenes

www.kranem.com